Exhibit 10.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is made July 3, 2007, by and among Neoprobe Corporation, a Delaware corporation (the “Company”), David C. Bupp, residing at 9095 Moors Place North, Dublin, Ohio 43017, Cynthia B. Gochoco, residing at 1550 Chapel Drive, York, Pennsylvania 17404, and Walter H. Bupp, residing at 2038 Wyntre Brook Drive, York, Pennsylvania 17403, as joint tenants with right of survivorship (each an “Investor” and collectively “Investors”).

Recitals

A. The Company and the Investors are parties to the 10% Convertible Note Purchase Agreement, dated July 3, 2007 (the “Purchase Agreement”), whereby Investors have purchased the Company’s 10% Convertible Note, due July 8, 2008 (the “Note”), and a warrant to purchase a total of 500,000 shares of the Company’s Common Stock (the “Warrant”).

B. In order to induce the Company to enter into the Purchase Agreement and to induce Investors to purchase the Note and Warrant pursuant to the Purchase Agreement, Investors and the Company hereby agree that this Agreement shall govern the rights of Investors or any permitted assignee to cause the Company to register Common Stock issuable to Investors on conversion of the Note (the “Conversion Shares”) and upon exercise of the Warrant (“Warrant Shares”).

Statement of Agreement

In consideration of the mutual covenants contained herein and the consummation of the sale and purchase of the Note and Warrant pursuant to the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1. Definitions. For purposes of this Agreement:

(a) “Commission” shall mean the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act

(b) “Common Stock” means (a) the Company’s common stock, $.001 par value, as authorized on the date of this Agreement, and (b) any other securities into which or for which any of the securities described in (a) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

(c) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(d) “Holder” means any holder of outstanding Registrable Securities or anyone who holds outstanding Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with this Agreement.

(e) “Initiating Holders” means, collectively, Holders of at least fifty-one percent (51%) of the Registrable Securities then outstanding.

(f) “Person” means any individual, corporation, partnership, trust, limited liability company, association or other entity.

(g) “Register,” “registered” and “registration” means a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which Holders notify the Company of their intention to offer Registrable Securities.

(h) “Registrable Securities” means all of the following (i) any and all Conversion Shares and Warrant Shares; (ii) stock issued in respect of stock referred to in clause (i) of this paragraph in any reorganization; or (iii) stock issued in respect of the stock referred to in clauses (i) or (ii) or this paragraph as a result of a stock split, stock dividend, recapitalization or combination. Notwithstanding the foregoing, Registrable Securities shall not include otherwise Registrable Securities (x) sold by a Person in a transaction in which his rights under this Agreement are not properly assigned; or (y) (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction that is either registered under the Securities Act or is exempt from registration, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the registration rights associated with such securities have been terminated pursuant to Section 13 of this Agreement.

(i) “Rule 144” means Rule 144 promulgated by the Commission under the Securities Act.

(j) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

2. Demand Registration.

(a) If the Company shall receive from Initiating Holders a written request that the Company effect any registration with respect to all or at least 50% in the aggregate of the issued and outstanding Registrable Securities held by Initiating Holders, the Company shall:

   (i) promptly give written notice of the proposed registration to all other Holders; and

   (ii) as soon as practicable use its reasonable best efforts to register (including, without limitation, the execution of an undertaking to file post-effective amendments and any other governmental requirements) all Registrable Securities which the Holders request to be registered; provided, however, that the Company shall not be obligated to file a registration statement pursuant to this Section 2:

   (A) prior to September 31, 2007;

   (B) within 120 days following the effective date of any registered offering of the Company’s securities to the general public in which the Holders of Registrable Securities shall have been able effectively to register all Registrable Securities as to which registration shall have been requested;

   (C) in any registration having an aggregate offering price (before deduction of underwriting discounts and expenses of sale) of less than $1,000,000; or

   (D) after the Company has effected one such registration pursuant to this Section 2 and such registration has been declared or ordered effective, and the full number of Registrable Securities for which registration has been requested have been included in the registration.

Subject to the foregoing clauses (A) through (D), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within ninety (90) days after receipt of the request or requests of the Initiating Holders and shall use reasonable best efforts to have such registration statement promptly declared effective by the Commission; provided, however, that if the Company shall furnish to such Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors, with advice of counsel, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed within such ninety-day (90-day) period and it is therefore essential to defer the filing of such registration statement, the Company shall have an additional period of not more than ninety (90) days after the expiration of the initial ninety-day (90-day) period within which to file such registration statement; provided, that during such time the Company may not file a registration statement for securities to be issued and sold for its own or anyone else’s account; and further provided, that during such deferment, the Initiating Holders may elect not to pursue such registration request, in which event, upon giving notice to the Company of such decision prior to the declaration of effectiveness of any such registration statement, the Initiating Holders shall not be deemed to have availed themselves of the demand registration right herein provided for.

(b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request. In such event, the Company shall include such information in the written notice referred to in Section 2(a)(i). In either such event, if so requested in writing by the Company, the Initiating Holders shall negotiate with an underwriter selected by the Company with regard to the underwriting of such requested registration; provided, however, that if a majority in interest of the Initiating Holders have not agreed with such underwriter as to the terms and conditions of such underwriting within twenty (20) days following commencement of such negotiations, a majority in interest of the Initiating Holders may select an underwriter of their choice. The right of any Holder to registration pursuant to Section 2 shall be conditioned upon such Holder’s participation in such underwriting. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2, if the managing underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Company shall so advise all Holders, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders; provided, however, that securities to be included in such registration statement as a result of piggyback registration rights as well as any securities to be offered by the Company, its officers and employees shall be excluded from the registration statement prior to the exclusion of any Registrable Securities held by the Holders. If any Holder disapproves of the terms of the underwriting, such Holder may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the Initiating Holders. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters) the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter’s marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration.

3. Piggyback Registration.

(a) If at any time or from time to time, the Company shall determine to register any of its securities, for its own account or the account of any of its stockholders, other than a registration pursuant to Section 2 or Section 4, a registration relating solely to employee benefit plans, a registration relating solely to an SEC Rule 145 transaction, a transaction relating solely to the sale of debt or convertible debt instruments, or a post-effective amendment to any registration statement that became effective prior to the date of the Purchase Agreement, or a new registration statement that relates to the same securities that were the subject of such previously effective registration statement, the Company will:

(i) give to each Holder written notice thereof as soon as practicable prior to filing the registration statement; and

   (ii) include in such registration and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within fifteen (15) days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in subsection (b) below.

(b) If the registration is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3(a)(i). In such event, the right of any Holder to registration pursuant to Section 3 shall be conditioned upon such Holder’s participation in such underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 3, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration if the registration is the first registered offering for the sale of the Company’s securities to the general public (provided that there is first excluded from such registration and underwriting all shares held by officers, directors or employees of the Company or any subsidiary, any holder thereof not having any such contractual incidental registration rights and any holder having contractual, incidental registration rights subordinate and junior to the rights of the Holders of Registrable Securities). The Company shall so advise all Holders and the other holders distributing their securities through such underwriting pursuant to piggyback registration rights similar to this Section 3, and the number of shares of Registrable Securities and other securities that may be included in the registration and underwriting shall be allocated among all Holders and other holders (subject to the limitations set forth above) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders and other securities held by other holders at the time of filing the registration statement. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the managing underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

4. Form S-3.

(a) From and after such time as Form S-3 is available to the Company for the registration of secondary offerings for the account of any person other than the issuer, Holders shall have the right at any time to request registrations on Form S-3 (or any similar form), provided that such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders. As soon as practicable, the Company will file such registration statement and use its reasonable best efforts to have such registration statement declared effective, provided, however, that the Company shall not be obligated to effect such registration:

(i) within ninety (90) days of the effective date of any registration referred to in Sections 2 and 3 above;

(ii) unless the Holder or Holders requesting registration propose to dispose of shares of Registrable Securities at an aggregate price to the public (before deduction of underwriting discounts and expenses of sale) of at least $250,000.

(iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith and reasonable judgment of the Board of Directors of the Company, with advice of counsel, it would be seriously detrimental to the Company and its stockholders for such Form S- 3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 2.3; provided, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

(iv) if the Company has been required to file two registration statements pursuant to this Section 4 within the twelve-month period preceding the request.

(b) The Company shall give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section 4 and shall provide a reasonable opportunity for other Holders to participate in the registration; provided, however, that if the registration is for an underwritten offering, the following terms shall apply to all participants in such offering: The right of any Holder to registration pursuant to Section 4 shall be conditioned upon such Holder’s participation in such underwriting. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other Holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section 4, if the managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among the Holders in proportion, as nearly as practicable, to the respective amounts of securities requested by such Holders to be included in such registration. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. If, by the withdrawal of such Registrable Securities, a greater number of Registrable Securities held by other Holders may be included in such registration (up to the limit imposed by the underwriters), the Company shall offer to all Holders who have included Registrable Securities in the registration the right to include additional Registrable Securities in the same proportion used in determining the limitation as set forth above. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. Subject to the foregoing, the Company will use its reasonable best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition.

5. Expenses of Registration.  In addition to the fees and expenses contemplated by Section 6 hereof, all expenses incurred in connection with one registration pursuant to Section 2 hereof and all registrations pursuant to Sections 3 and 4 hereof, including without limitation all Securities and Exchange Commission and National Association of Securities Dealers, Inc. registration, filing and qualification fees and expenses, “blue-sky” fees and expenses, printing expenses, transfer agent fees and expenses, and fees and disbursements of counsel for the Company and a single counsel for all Holders, and expenses of any special audits of the Company’s financial statements incidental to or required by such registration, shall be borne by the Company, except that the Company shall not be required to pay underwriters’ fees, discounts or commissions relating to Registrable Securities or fees of a separate legal counsel of a Holder other than the counsel described above.

6. Registration Procedures. In the case of each registration effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration and as to the completion thereof. At its expense the Company will:

(a) keep such registration pursuant to Sections 2, 3 and 4 continuously effective for periods of one hundred twenty (120), ninety (90) and ninety (90) days, respectively, or, in each case, such reasonable period necessary to permit the Holder or Holders to complete the distribution described in the registration statement relating thereto, whichever first occurs, provided, however, that in any registration pursuant to Section 3 the registration as to the Registrable Securities included therein shall remain effective for the period of effectiveness of the registration statement if greater than 90 days;

   (b) promptly prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act, and to keep such registration statement effective for that period of time specified in Section 6(a) above;

(c) permit the Holder or Holders to review and comment upon the registration statement and all amendments and supplements thereto at least two Business Days prior to their filing with the Commission;

(d) furnish the Holder or Holders (i) promptly after the same is prepared and filed with the Commission, at least one copy of the registration statement and any amendment(s) thereto, including financial statements and schedules, and all exhibits, and (ii) upon the effectiveness of any registration statement, one copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as the Holder or Holders may reasonably request);

   (e) furnish such number of prospectuses and other documents incident thereto as a Holder from time to time may reasonably request;

   (f) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

   (g) register or qualify such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or underwriter reasonably requires, and keep such registration or qualification effective during the period set forth in Section 6(a) above;  provided; however, that the Company shall not be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to the service of process in suits other than those arising out of the offer or sale of the securities covered by the registration statement in any jurisdiction where it is not then so subject

   (h) cause all Registrable Securities covered by such registrations to be listed on each securities exchange, on which similar securities issued by the Company are then listed or, if no such listing exists, use reasonable best efforts to list all Registrable Securities on one of the New York Stock Exchange, the American Stock Exchange or the Nasdaq Stock Market;

(i) cause its accountants to issue to the underwriter, if any, or the Holders, if there is no underwriter, comfort letters and updates thereof, in customary form and covering matters of the type customarily covered in such letters with respect to underwritten offerings;

   (j) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably, request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

(k) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

(l) if the offering is underwritten, at the request of any Holder of Registrable Securities to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such Holder, stating that such registration statement has become effective under the Securities Act and that (A) to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (B) the registration statement, the related prospectus and each amendment or supplement thereof comply as to form in all material respects with the requirements of the Securities Act (except that such counsel need not express any opinion as to financial statements or other financial data contained therein), and (C) to such other effects as reasonably may be requested by counsel for the underwriters or by such Holder or its counsel; and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to such registration as such underwriters or such seller reasonably may request;

(m) notify each Holder, at any time a prospectus covered by such registration statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(n) use its reasonable efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

(o) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the Commission.

7. Indemnification.

(a) In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Sections 2, 3 or 4, the Company will indemnify and hold harmless each Holder of such Registrable Securities (including their officers, directors, affiliates, members, partners and managers) thereunder, each underwriter of such Registrable Securities thereunder and each other Person, if any, who controls such Holder or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such Holder, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act or any filing with any state securities commission or agency, any preliminary or amended prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law or regulation applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each such Holder, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter specifically for use therein.

(b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company’s securities covered by such a registration statement, each person who controls the Company and each underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, affiliates, members, partners and managers, and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, however, the total amount for which any Holder, its officers, directors, affiliates, members, partners and managers, and any person controlling such Holder, shall be liable under this Section 7(b) shall not in any event exceed the aggregate proceeds received by such Holder from the sale of Registrable Securities sold by such Holder in such registration.

   (c) Each party entitled to indemnification under this Section 7 (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, but such failure shall so relieve the Indemnifying Party to the extent that such failure materially prejudices the Indemnifying Party’s ability to defend such claim or litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

(d) Notwithstanding anything else herein to the contrary, the foregoing indemnity agreements of the Company and the selling Holders are subject to the condition that, insofar as they relate to any damages arising from any untrue statement or alleged untrue statement of a material fact contained in, or omission or alleged omission of a material fact from, a preliminary prospectus (or necessary to make the statements therein not misleading) that has been corrected in the form of prospectus included in the registration statement at the time it becomes effective, or any amendment or supplement thereto filed with the Commission pursuant to Rule 424(b) under the Securities Act, such indemnity agreement shall not inure to the benefit of any Person if a copy of such prospectus was furnished to the Indemnified Party and such Indemnified Party failed to deliver, at or before the confirmation of the sale of the shares registered in such offering, a copy of such prospectus to the Person asserting the loss, liability, claim, or damage in any case in which such delivery was required by the Securities Act.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the selling Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Registrable Securities included in the public offering.

(f) If the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, to provide for just and equitable contribution to joint liability under the Securities Act, the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount any Holder shall be obligated to contribute pursuant to this Section 7(f) shall be limited to an amount equal to the proceeds to such Holder of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which the Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim, damage, liability or action arising from the sale of such Registrable Securities). No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity that was not guilty of such fraudulent misrepresentation.

(g) The indemnification provided by this Section 7 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any Person entitled to indemnification hereunder and the expiration or termination of this Agreement.

8. Lock Up Agreement.  In consideration for the Company agreeing to its obligations under this Agreement, each Holder agrees in connection with any registration of the Company’s securities (whether or not such Holder is participating in such registration) upon the request of the Company and the underwriters managing any underwritten offering of the Company’s securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 90 days) from the effective date of such registration as the Company and the underwriters may specify, so long as all Holders, Persons participating in such registration (other than as to shares that are included in the registration statement), stockholders holding more than one percent (1%) of the outstanding Common Stock and all officers and directors of the Company are bound by a comparable obligation. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 8 and shall have the right, power, and authority to enforce the provisions hereof as though they were a party hereto.

9. Information From Holder: Suspension of Sales. The Holder or Holders of Registrable Securities included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration referred to herein. Each Holder shall suspend further sales pursuant to any registration statement upon receipt of a notice from the Company pursuant to Section 6(m) hereof, and the Company determines that it is necessary or advisable to amend or supplement the prospectus. The Company may suspend not more than twice in any twelve (12) months for not more than thirty (30) days

10. Rule 144 Reporting.  With a view to making available to Holders of Registrable Securities the benefits of Rule 144, until the later of the date on which the Warrants have been fully exercised or have expired or the payment in full of the Note, the Company agrees to: (a) make and keep public information available, as those terms are understood and defined in Rule 144; (b) use its reasonable best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and (c) furnish to each Holder of Registrable Securities upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, the Securities Act, and the Exchange Act.

11. Transfer of Registration Rights. The rights under this Agreement may be assigned (but only with all related obligations) by a Holder to any permitted transferee of the Note or the Warrant. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

12. Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Sections 2, 3 or 4 shall terminate when all of such Holder’s Registrable Securities could be sold without restriction under SEC Rule 144(k).

13. Miscellaneous.

(a) Successors and Assigns. The terms and conditions of this Agreement inure to the benefit of and are binding upon the respective successors and permitted assignees of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assignees any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein. A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities

(b) Governing Law. The corporate laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Ohio, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Ohio or any other jurisdictions) that would cause the application of the laws of any jurisdiction other than the State of Ohio. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(c) Counterparts; Facsimile. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) Titles and Subtitles. The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

(e) Notices. All notices and communications provided for hereunder shall be in writing and sent (i) by fax if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (ii) by registered or certified mail with return receipt requested (postage prepaid), or (iii) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

(A) if to the Company, to

Neoprobe Corporation
425 Metro Place North, Suite 300
Dublin, Ohio 43017
Attn: Chief Financial Officer
(fax) (614) 793-9376

copy to:

William J. Kelly, Jr.
Porter, Wright, Morris & Arthur
41 South High Street, Suite 2800
Columbus, Ohio 43215

or to such other Person at such other place as the Company shall designate to Investors in writing;

(B) if to Investors, to

David C. Bupp
9095 Moors Place North
Dublin, Ohio 43017

copy to:

Kenneth J. Warren, Esq.
5134 Blazer Parkway
Dublin, Ohio 43017

or at such other address as Investors shall designate to the Company in writing; or

(C) if to any permitted transferee or transferees of Investors, at such address or addresses as shall have been furnished to the Company at the time of the transfer or transfers, or at such other address or addresses as may have been furnished by such transferee or transferees to the Company in writing.

(f) Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding; and provided further that any provision hereof may be waived by any waiving party on such party’s own behalf, without the consent of any other party. Any amendment, termination, or waiver effected in accordance with this Section 13(f) shall be binding on all parties hereto, regardless of whether any such party has consented thereto. No waivers of or exceptions to any term, condition, or provision of this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such term, condition, or provision.

(g) Severability. In case any one or more of the provisions contained in this Agreement is for any reason held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, and such invalid, illegal, or unenforceable provision shall be reformed and construed so that it will be valid, legal, and enforceable to the maximum extent permitted by law.

(i) Entire Agreement. This Agreement, together with the Purchase Agreement, the Note and the Warrant, constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

(j) Dispute Resolution. Any controversy, claim or dispute arising out of or relating to this Agreement or the breach, termination, enforceability or validity of this Agreement, including the determination of the scope or applicability of the agreement to arbitrate set forth in this Section 13(j) shall be determined exclusively by binding arbitration in the City of Columbus, Ohio. The arbitration shall be governed by the rules and procedures of the American Arbitration Association (the “AAA”) under its Commercial Arbitration Rules and its Supplementary Procedures for Large, Complex Disputes; provided that persons eligible to be selected as arbitrators shall be limited to attorneys-at-law each of whom (i) is on the AAA’s Large, Complex Case Panel or a Center for Public Resources (“CPR”) Panel of Distinguished Neutrals, or has professional credentials comparable to those of the attorneys listed on such AAA and CPR Panels and (ii) has actively practiced law (in private or corporate practice or as a member of the judiciary) for at least 15 years in the State of Ohio concentrating in either general commercial litigation or general corporate and commercial matters. Any arbitration proceeding shall be before one arbitrator mutually agreed to by the parties to such proceeding (who shall have the credentials set forth above) or, if the parties are unable to agree to the arbitrator within 15 business days of the initiation of the arbitration proceedings, then by the AAA. No provision of, nor the exercise of any rights under, this Section 13(j) shall limit the right of any party to request and obtain from a court of competent jurisdiction in the State of Ohio, County of Franklin (which shall have exclusive jurisdiction for purposes of this Section 13(j)) before, during or after the pendency of any arbitration, provisional or ancillary remedies and relief including injunctive or mandatory relief or the appointment of a receiver. The institution and maintenance of an action or judicial proceeding for, or pursuit of, provisional or ancillary remedies shall not constitute a waiver of the right of any party, even if it is the plaintiff, to submit the dispute to arbitration if such party would otherwise have such right. Each of the parties hereby submits unconditionally to the exclusive jurisdiction of the state and federal courts located in the County of Franklin, State of Ohio for purposes of this provision, waives objection to the venue of any proceeding in any such court or that any such court provides an inconvenient forum and consents to the service of process upon it in connection with any proceeding instituted under this Section 13(j) in the same manner as provided for the giving of notice under this Agreement. Judgment upon the award rendered may be entered in any court having jurisdiction. The parties hereby expressly consent to the nonexclusive jurisdiction of the state and federal courts situated in the County of Franklin, State of Ohio for this purpose and waive objection to the venue of any proceeding in such court or that such court provides an inconvenient forum. The arbitrator shall have the power to award recovery of all costs (including attorneys’ fees, administrative fees, arbitrators' fees and court costs) to the prevailing party. The arbitrator shall not have power, by award or otherwise, to vary any of the provisions of this Agreement.

(k) Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power, or remedy of such nonbreaching or nondefaulting party, nor shall it be construed to be a waiver of or acquiescence to any such breach or default, or to any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. All remedies, whether under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

(l) No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement, this Agreement shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(m) No Subordination of Registration Rights. After the date of this Agreement, the Company will not grant to any Person any registration rights which would preclude the Investors from participating in any subsequent registration pursuant to any right granted in this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

[Signatures on following pages]

COMPANY:
Neoprobe Corporation

By:	/s/ Brent L. Larson
Brent L. Larson, Vice President -- Finance

Signature page to Registration Rights Agreement

INVESTORS:

/s/ David C. Bupp
David C. Bupp

/s/ Cynthia B. Gochoco
Cynthia B. Gochoco

/s/ Walter H. Bupp
Walter H. Bupp, by David C. Bupp, his attorney in fact, under power of attorney dated April 22, 2005

Signature page to Registration Rights Agreement